NASDAQ: ZGNX

Zogenix®

Where **Medicine** Meets **Technology**

Overview June 2014 Exhibit 99.1

Forward Looking Statement
Forward Looking Statement
Zogenix cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements. Words such as "believes," "anticipates," "plans," "expects," "indicates," "will," "intends," "potential," "suggests,"
"assuming," "designed" and similar expressions are intended to identify forward-looking statements. These statements are based on the company's current beliefs and expectations. These forward-looking statements include statements regarding: the market potential for
Zogenix’s products and product candidates, and its ability to compete within those markets; the expected timing of various activities for
Zogenix’s product pipeline; the potential to develop abuse deterrent formulations of Zohydro ER and extend its intellectual property protection; and financial guidance for 2014. The inclusion of forward-looking statements should not be regarded as a representation by
Zogenix that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in Zogenix's business, including, without limitation: Zogenix's ability to achieve broad market acceptance and generate revenues from sales of Zohydro ER; Zogenix’s ability to successfully execute its sales and marketing strategy for Zohydro ER;
inadequate therapeutic efficacy or unexpected adverse side effects relating to Zohydro ER that could prevent its ongoing commercialization, or that could result in recalls or product liability claims; risks and uncertainties associated with the development and regulatory approval of an abuse deterrent formulation of Zohydro ER and Zogenix’s reliance on its collaborators in such development efforts; the ability of Zogenix and its licensors to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of its products and product candidates and the ability to operate its business without infringing the intellectual property rights of others; difficulties in identifying, negotiating and carrying out strategic transactions relating to Zohydro ER, DosePro
Needle-Free Delivery Platform and Relday; the inherent risks of clinical development of Relday, including potential delays in enrollment and completion of clinical trials; Zogenix's dependence on its existing collaboration with DURECT Corporation and potential new partners to develop Relday; the market potential for Zogenix’s product candidates, and its ability to compete within those markets; and
other risks described in Zogenix's filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Zogenix undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof, except as required by law. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform
Act of 1995.

The Zogenix Opportunity
The Zogenix Opportunity
UNIQUE MODEL
Combining Medicine and Technology to Provide
Differentiated Products That Meet Medical Needs
PROVEN EXECUTION
2 FDA Approvals, Successful Commercial Product,
Validated DosePro Platform, Strong Pipeline
SIGNIFICANT MARKET OPPORTUNITY
1st to Market in Large Opportunities with Innovative
Medicine and Technology
INFRASTRUCTURE for COMMERCIALIZATION
Key Hires and Expanded Sales Team In Place to Continue Leadership
COMMITMENT to RESPONSIBILITY
Executing on Responsible Commercialization and Development
of Abuse Deterrent (AD) Formulations

Oral, 12-Hour
Extended Release
Once Monthly
Subcutaneous Injection
DosePro® Needle-Free
Delivery Platform
Unique Model:
Unique Model:
Combining Medicine and Technology
Combining Medicine and Technology
CHRONIC PAIN ANTIPSYCHOTIC INTERNAL/EXTERNAL
Hydrocodone
Without
Acetaminophen
Risperidone
Development
Opportunities
Medicine
Medicine
Medicine
Technology
Technology
COMMERCIALIZING and DEVELOPING Innovative Products

Zogenix®

Zogenix®

CHRONIC PAIN	ANTIPSYCHOTIC	CNS
Zohydro ER (hydrocodone bitartrate) CII EXTENDED-RELEASE CAPSULES	ONCE-MONTHLY RELDAY™ risperidone LONG-ACTING SUBCUTANEOUS INJECTION	Sumavel® DosePro® (sumatriptan injection) Needle-free delivery system

1st to Develop/Market
1st to Develop/Market
Oral, 12-Hour
Extended Release
Hydrocodone without
Acetaminophen
1 st
$16B Market
US Market Unpartnered
Launch March 2014
Subcutaneous
Once-Monthly
Antipsychotic
1 st
$29B+ Market*
Worldwide Market Rights
Phase 1
*12 months ended March 2014 Retail/Institutional $
Symphony Health Systems (SHS)
Source®
April 2013 – March 2014. Pain - Retail TRx Dollars. Antipsychotic - Retail and Institution Dollars
DosePro Needle Free
Product For Acute
Migraines And Cluster
Headaches
1 st
$105M Transaction
Sold to Endo
Closed Q2 2014

Sumavel® DosePro®

(sumatriptan injection)

Needle-free delivery system

SUMAVEL DosePro®
SUMAVEL DosePro®
Transaction
Transaction
•
Better Call Point Fit
•
Significant Resources for Education
and Marketing
•
Transfer of New Drug Application
•
Worldwide Product Rights
•
Purchase of Finished Goods Inventory
•
Strengthens Balance Sheet: $85M* in
Cash, $20M in Milestone Payments
•
Ownership of DosePro® Needle-Free
Delivery System Technology
•
All Manufacturing Assets Upon Which
DosePro® Is Based
•
Responsibility for Entire DosePro®
Manufacturing Supply Chain
Well Positioned to Optimize
Our Commercial Focus
on Pain Management
* $8.5 million of which in escrow for 12 months for potential indemnification claims

Strong Pipeline
Strong Pipeline
PRODUCT/ PROGRAM Pre-Clinical Phase 1 Phase 2 Phase 3 NDA Commercial Status
ZOHYDRO® ER
ER Hydrocodone Capsules
For Chronic Pain
2 AD Formulations
RELDAY
TM
Monthly SQ Risperidone
for Schizophrenia
Undisclosed DosePro CNS Product Candidate(s)
Undisclosed
N/A N/A
Approved October 25
2013
Launched March 3rd
2014
• Targeting Late 2016
• MD PK Study in 2H
2014
Pre-IND Mtg Nov.
2013

Zohydro™ ER

(hydrocodone bitartrate) CII

EXTENDED-RELEASE CAPSULES

8 Oral, Extended Release Hydrocodone Acetaminophen-Free Hydrocodone Product FDA Approved October 2013 Launched March 2014 1 st 1 st

ZOHYDRO ER Progress
ZOHYDRO ER Progress
•
1,141 Prescriptions in First Quarter 2014
•
7,564 Prescriptions from Launch Through June 6, 2014
•
>85% of Prescriptions for ZOHYDRO ER are for the 30 mg
Strength or Less, as Anticipated
MOMENTUM
MOMENTUM
EDUCATION/
EDUCATION/
LEGAL
LEGAL
•
Engaging Local, State and National Officials to Educate on
Medical Need for ZOHYDRO ER
•
U.S. District Court in Massachusetts Prevents
Implementation of MA’s Ban of ZOHYDRO ER on
Constitutional Grounds (April 15)
•
FDA Issues Supportive Documents (Blog Posting, Fact Sheet)
Source Healthcare Analytics, Source® PHAST Prescription Monthly, January – March 2014
Source Healthcare Analytics, Source® PHAST Prescription Weekly, weeks ending January 3, 2014 – June 6, 2014

Zogenix®

Zohydro™ ER
(hydrocodone bitartrate) CII
EXTENDED-RELEASE CAPSULES

Established Safety and Efficacy of Hydrocodone Molecule

•
Multiple Strengths (10-50 mg)
•
DEA Schedule II Product with Class-Wide REMS
•
Voluntary Initiatives to Support Appropriate Use
•
2 Orange Book Patents with Expiry in Nov 2019
•
Orange Book NP Exclusivity Through Oct 2016
•
Abuse Deterrent (AD) Formulations in Development that May Also Extend Patent Runway
CLINICIANS
•
Prescribe the RIGHT
Dose of Hydrocodone
•
Simplifies Conversion
from Immediate
Release (IR) to
Extended Release (ER)
•
New Option for Opioid
Rotation
PATIENTS
•
Consistent 12-Hour
Delivery
•
Less Frequent Dosing
•
Reduced Risk of
Acetaminophen Toxicity
•
Hydrocodone:
Established Tolerability
ZOHYDRO ER
ZOHYDRO ER

Ideal Profile for Chronic Pain Treatment
Ideal Profile for Chronic Pain Treatment
ZOHYDRO ER vs. Vicodin
CONSISTENT
12 Hour Profile to Prevent
Breakthrough Pain
LOWER
Maximum
Concentration
LESS
Peak to Trough
Variation
Vicodin 10 mg T0 + T6
Zohydro ER  20 mg T0
Mean Plasma
Concentration
ng/ml
Time (Hours)

Zogenix

p < 0.001
p < 0.001
HC-ER
Placebo
80
70
60
50
40
30
20
10
0
68%
31%
≥10
≥20
≥30
≥40
≥50
≥60
≥70
≥80
≥90

Zohydro ER
(hydrocodone bitartrate) CII
EXTENDED-RELEASE CAPSULES

ZOHYDRO ER is an Opioid Agonist, Extended-Release Oral Formulation of Hydrocodone Without
Acetaminophen, for the Management of Pain Severe Enough to Require Daily, Around-the-Clock,
Long-Term Opioid Treatment and for Which Alternative Treatment Options Are Inadequate
Responder Graph and Indication Details
Responder Graph and Indication Details
%
Responding
Subjects
Responders

Zogenix®

Zohydro ER
(hydrocodone bitartrate)
20 mg

Lower Liver Toxicity
Lower Liver Toxicity
1. Larson AM et al. Acetaminophen-Induced Acute Liver Failure: Results a United States Multicenter, Prospective Study. HEPATOLOGY 2005;42:1364-1372
2. Michna, E, Duh, MS, Korves, C, Dahl, JL. Removal of opioid/acetaminophen comvination prescription pain medications: assessing the evidence for hepatotoxicity and consequences of removal of these medications. Pain Medicine. 2010; 11: 369-378.
Acetaminophen Is the
Leading Cause of Severe
Liver Failure in This
Country, Leading to
Liver Transplants or
Even Death
1
63 Percent of Unintentional
Acetaminophen Overdoses
Are Attributed to the
Use of Hydrocodone-
Acetaminophen
Combination Products
2
Acetaminophen Overdose
Also Is a Leading Cause of
Acute Liver Failure in the
United States²
FACT
ZOHYDRO ER Is the First and Only
Extended-Release Hydrocodone
Pain Product without Acetaminophen

Zogenix®

Zohydro ER
(hydrocodone bitartrate) CII
EXTENDED-RELEASE CAPSULES

Hydrocodone
Oxycodone
Morphine
Oxymorphone
Hydromorphone

13 Million
ER Opioid TRx Annually
The Market Need
The Market Need
for Extended Release (ER) Hydrocodone
for Extended Release (ER) Hydrocodone
5.0M
6.6M
1.0M
0.2M
ER
Products
OxyContin
Avinza, Kadian,
Embeda, MS
Contin+
Generic ERs
Opana ER
(Including
Generics)
Exalgo
ER Sales $2.6B $1.4B $528M $238M
1st
ER
Hydrocodone
Source: SHS
Source®
TRx and retail dollars (April 2013-March 2014). Market comprised of product classes listed

Zogenix®

Zohydro™ ER
(hydrocodone bitartrate) CII
EXTENDED-RELEASE CAPSULES

Zohydro™ ER
(hydrocodone bitartrate) CII
EXTENDED-RELEASE CAPSULES

The Medical Need
The Medical Need
47 Million
*
Patients Take
IR HC/APAP
Meeting the Need in
Opioid Rotation
* FDA analysis of IMS Health Total Patient Tracker data for 2011 (presented at Zohydro ER Advisory Committee, December 2012)
1 Proportion of chronic use patients based upon Ingenix Employer Solutions claims database, 2006 – 2009 (Rice JB et al, AAPM Meeting, Palm Springs, 2012)
2.4 Million
Patients
5%
Take It for
Chronic Pain
>90 Days
> 20mg HC/d
1

Zogenix®

Zohydro™ ER

(hydrocodone bitartrate) CII

EXTENDED-RELEASE CAPSULES

Zohydro ER
(hydrocodone bitartrate)
20

2.4 Million Patients
5% Penetration (120,000 Patients)
WAC Price per Day of Therapy: $8.30
Days per Month of Therapy: 30
# of TRx per Year: 8
ZOHYDROo ER
ZOHYDROo ER
Illustrative 5% Market Opportunity
Illustrative 5% Market Opportunity
Approximately
$240 Million Gross Revenue

Zogenix®

Zohydro™ ER
(hydrocodone bitartrate) CII
EXTENDED-RELEASE CAPSULES

Systematic Approach
Systematic Approach
to Responsible Commercialization
to Responsible Commercialization
•
Broad, Integrated Educational Resources for
Patients, Physicians and Pharmacists
EDUCATION EDUCATION
•
Commercial Activity Focused On Selected Physicians
MARKETING MARKETING
•
Certification of Zogenix Territory Representatives
•
Incentive Compensation Based Exclusively On Achieving
Safe Use Goals
SALES SALES
•
Surveillance and Monitoring to Detect
Potential Misuse, Abuse and Diversion
MONITORING MONITORING
•
Distribution of Safe Storage Mechanisms
STORAGE STORAGE

Zogenix®

THE FIRST AND ONLY EXTENDED-RELEASE HYDROCODONE
ZONE OF CONTROL
Zohydro ER
FREE SAFER LOCK™
Follow the steps on the back to get your free locking bottle.
SaferLock
Zogenix
FPO
HOW TO DISPOSE OF ZOHYDRO™ ER
KNOW THE DIFFERENCE: DRUG ABUSE, PHYSICAL DEPENDENCE, TOLERANCE, AND ADDICTION
IN THIS POCKET YOU WILL FIND HELPFUL RESOURCES, INCLUDING
PainPathways
YES! Please send me a FREE issue of PainPathways Magazine, compliments of Zogenix, Inc.
Zogenix®
www.painpathways.org
TAKE CHARGE OF YOUR CHRONIC PAIN

Multiple Educational Resources
Multiple Educational Resources
for Patients, Prescribers, and Pharmacists
for Patients, Prescribers, and Pharmacists
HCP Kit
Patient Toolkit
Education and Safe
Storage Offers
Conversion
Guide
Healthcare
and Provider
Websites

Successful Execution: ZOHYDRO ER
Successful Execution: ZOHYDRO ER
Targeting a Significant Footprint
20,000
High Decile ER/LA
Opioid Prescribers
(Top 6 Deciles)
60%
Commercial Organization of 190 Employees
FOCUS COMMITMENT COMPLIANCE CONTROL
Responsibly Building Adoption for Long-Term Success
of ER Opioid Market

Modification of
Existing SODAS
Formulation
with Alkermes
•
First Step in AD ZOHYDRO ER
•
Addition of Inert Beads That Form a Viscous Gel
When Crushed and Dissolved in Aqueous Solvents
•
Insufflation and Injection Resistant
Development
of Novel Tablet
Formulation
with Altus
•
Final Step in AD ZOHYDRO ER
•
Hardened Tablet to Avoid Crushing and Chewing
•
Maintains ZOHYDRO ER’s Unique Release Profile
•
Extraction Resistant
•
Insufflation and Injection Resistant
•
Potential extended IP Runway (>2030)
Committed to Developing
Committed to Developing
Abuse Deterrent (AD) Formulations
Abuse Deterrent (AD) Formulations
TWO
Simultaneous
APPROACHES

ONCE-MONTHLY

RELDAY™

risperidone

LONG-ACTING SUBCUTANEOUS INJECTION

21 Once-Monthly Risperidone With A Unique PK Profile, Available as a Subcutaneous Injection for Treatment of Schizophrenia 1 st Phase 1 Proof of Concept Established

•
Highly Concentrated U.S. Market with
11,000 Psychiatrists Prescribing Long-
Acting Injectable Antipsychotics
•
Growing U.S. and EU Market for LAI
Products
• Risperdal Consta, 100mg/Month
>$1,200 in U.S.
$2.8 Billion Market
in U.S.+ Europe in 2013
Long Acting Injections (LAIs):
Long Acting Injections (LAIs):
A Highly Attractive Market
A Highly Attractive Market
Source:  Credit Suisse, May 2014
Further Clinical Evidence of Earlier LAI Usage
Will Likely Drive Additional Upside
Note: Includes 2013 WAC $ from SHS JNJ reported ex-U.S. sales.
U.S. LAI Sales (Schizophrenia)
$ Millions
$400M
$1.2B

RELDAY Surpasses Current LAI Atypical
RELDAY Surpasses Current LAI Atypical
Antipsychotics (AA) on Multiple Attributes
Antipsychotics (AA) on Multiple Attributes
KEY ATTRIBUTES KEY ATTRIBUTES
FROM PHYSICIAN FROM PHYSICIAN
RESEARCH RESEARCH
RISPERDAL RISPERDAL
CONSTA CONSTA
(RISPERIDONE) (RISPERIDONE)
INVEGA INVEGA
SUSTENNA SUSTENNA
(PALIPERIDONE) (PALIPERIDONE)
ZYPREXA ZYPREXA
RELPREVV RELPREVV
(OLANZAPINE) (OLANZAPINE)
ABILIFY ABILIFY
MAINTENA MAINTENA
(ARIPIPRAZOLE) (ARIPIPRAZOLE)
RELDAY RELDAY
(RISPERIDONE) (RISPERIDONE)
Therapeutic Levels
on Day 1
× × × ×
No Loading Dose/
Oral Supplementation
× × × ×
1X Monthly
×
Subcutaneous
× × × ×
No Reconstitution
× × ×
Relday Profile Delivers on Key Features Physicians Want

Zogenix®

Very Positive
12%
18%
Positive
49%
51%
Somewhat Positive
31%
25%
Neutral
6%
5%
Somewhat Negative
2%
1%
Negative
Very Negative
Top-2 Boxes:
61% EU
69% US
EU
US
0
0.2
0.4
0.6
% of Participants

RELDAY: A Differentiated Product Profile
RELDAY: A Differentiated Product Profile
vs. Available LAIs
vs. Available LAIs
Positive Physician Reaction
Positive Physician Reaction
Higher Relative Rating
Higher Relative Rating
7 POINT SCALE: 1 = “WORST” AND 7 = “BEST”
Relative Rating of Clinical
and Product Merit
PARTICIPANT RATING OF RELDAY PROFILE
Initial Reaction to Relday
RELDAY
4.5 5.7 5.1
Risperdal® CONSTA®
3.9 4.6 4.2
INVEGA® SUSTENNA® 3.9 5.0 4.4
Abilify Maintena™ 3.9 n/a 3.9
Zyprexa® Relprevv™ 3.6 3.2 3.4
Average
Source: BioStrategies Group, 2013, N=150 US Physicians, 173 EU Physicians

RELDAY Clinical Program Status
RELDAY Clinical Program Status
•
Established in the First IND Study
•
Subjects with Schizophrenia (n=40)
•
Pharmacokinetics (PK)
– Therapeutic Levels within 8 hours of Dosing
– First Day Levels Consistent with Comparable Oral Dose
– Duration Consistent with Once-monthly Dosing
– Dose-Proportionality Across the Entire Therapeutic Range
•
Safety /Tolerability
– No Unique Safety or Tolerability Issues with SC Dosing
– Injection Site Reactions Were Mild and Spontaneously Resolved
US PATHWAY
STRATEGY
PROOF OF
PROOF OF
CONCEPT
CONCEPT
•
505(b)(2) NDA Pathway Strategy in USA

RELDAY Clinical Study Design
RELDAY Clinical Study Design
•
Starts in Q4 2014, ends Q3 2015
•
Initiate Multiple-Dose PK and Safety Study (H2 2014)
•
ROW Partnering With Data (H2 2015)
•
End of Phase II Meeting (Q3/Q4 2015)
•
Begin Phase III Trial (H1 2016)
OVERVIEW
OVERVIEW
INJECTIONS
INJECTIONS
TIMING
TIMING
NEXT STEPS
(Target Dates)
•
Relday Patients Will Receive 4 Injections Over 16 Weeks
•
Consta Patients Will Receive 5 Injections (Required to
Reach Steady-State)
•
Open-Label, PK and Safety, in Patients with Chronic, Stable
Schizophrenia or Schizoaffective Disorder
•
Patients Randomized
into One of Four Cohorts:
– Cohort 1: 60 mg Relday (0.5 mL SQ depot injection)
– Cohort 2: 90 mg Relday (0.75 mL SQ depot injection)
– Cohort 3: 120 mg Relday (1.0 mL SQ depot injection)
– Cohort 4: Risperdal
®
Consta
®
(25 mg IM Bi-Weekly Depot Injection)

Financial Highlights
Financial Highlights
Q1 2014 Net Product Revenue
(Unaudited Sumavel DosePro/service revenue~$7.4m,
Zohydro $286k)
$7.7M
Market Capitalization
(6-16-14   ~139,539,151 Shares)
$241M
Cash Balance
(1)
(Q1 2014 proforma for sale of Sumavel DosePro to Endo)
~$100M
Debt/Royalty
(5-16-2014)
$0M
Common Stock Outstanding 139,539,151
Fully Diluted Shares
(2)
174,449,634
Employees 250
(1) 3/31/14 cash of $51m plus proceeds from sale of Sumavel DosePro minus repayment of royalty obligation
(2) Fully diluted shares as of 3/31/14 include restricted stock units to purchase 1,325,500 shares, options to purchase 17,861,262 shares and warrants to purchase 15,723,721 shares with weighted average exercise prices of $2.71 and $2.73 respectively.

2014 Financial Guidance
2014 Financial Guidance
ZOHYDRO ER Revenue No Guidance in Launch Year
Revenue for Manufacturing
and Supply of Sumavel
DosePro for Endo
Low Single Digit Markup to Costs Which Will Be
Recorded as a Component of Cost of Goods Sold
ZOHYDRO ER Gross Margin
Approximately 85% of Net ZOHYDRO ER Revenue
(Manufacturing fees to ALKS at 15% NSP per unit)
Royalty Expense 6% of Net ZOHYDRO ER Revenue
Expenses
Includes Research and
Development, Selling, General
and Administrative Expenses
$110 - $120M

Experienced Management Team
Experienced Management Team
INDUSTRY EXPERIENCE INDUSTRY EXPERIENCE
Roger Hawley*
Chief Executive Officer
27 Glaxo, GSK, Elan, InterMune
Stephen Farr, Ph.D.*
President
21 Aradigm, Cardiff University
Ann Rhoads
Chief Financial Officer
20 Premier, Sprout, DLJ, Bain & Co, Merrill Lynch
R. Scott Shively
Chief Commercial Officer
32 Pfizer, Alpharma, Altana, Endo, Sanofi-Aventis
Bradley Galer, M.D.
Chief Medical Officer
19 Nuvo Research, Endo
*Co-Founders
MANUFACTURING DEVELOPMENT COMMERCIALIZATION
History of Successful Execution

Zogenix®

Zogenix®

Zohydro ER
(hydrocodone bitartrate) CII
EXTENDED-RELEASE CAPSULES

ONCE-MONTHLY
RELDAY™
risperidone
LONG-ACTING SUBCUTANEOUS INJECTION

Zogenix: Where Medicine Meets Technology
Zogenix: Where Medicine Meets Technology
DEVELOPING and COMMERCIALIZING Innovative Products
PROVEN
EXECUTION
RESPONSIBLE
COMMERCIALIZATION
UNIQUE
MODEL
INFRASTRUCTURE
IN PLACE
SIGNIFICANT
MARKETS
CHRONIC PAIN
1 st
INTERNAL/EXTERNAL
1 st
DosePro® Needle-Free
Delivery Platform
ANTIPSYCHOTIC
1 st

NASDAQ: ZGNX

Zogenix®

Where **Medicine** Meets **Technology**